EXHIBIT  16.1

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear  Sirs/Madams:

We have read and agree with the comments in Items 4(a) of Form 8-K/A of Twistee Treat Corporation dated August 10, 2001.

Yours  truly,


/s/  Weinberg  &  Company,  P.A.